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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 14, 2000



                             COMPUTER CONCEPTS CORP.
             (Exact name of registrant as specified in its charter)



       Delaware                         0-20660                 11-2895590
(State or other jurisdiction     (Commission File Number)      (IRS Employer
   of incorporation)                                        Identification No.)





          80 Orville Drive,
          Bohemia, NY                                  11716
 (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:   (631)  244-1500



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Item 2.   Acquisition or Disposition of Assets

     (a) The registrant disposed of a wholly owned subsidiary, ComputerCop Corp., which included in its assets, software programs and intellectual property, inventory, and sales, marketing and advertising assets related to the "ComputerCOP" software technology and products and $20.5 million of cash assets pursuant to a stock exchange transaction with NetWolves Corporation ("NW"), which closed on February 14, 2000. The registrant received 1,775,000 shares of NW common stock in exchange for all of the outstanding common stock of ComputerCop Corp. and all shares owned by the Registrant (Trust Shares) are subject to a Voting Trust Agreement wherein the Trustee, Walter M. Groteke, has been granted the right to vote all shares owned by the Registrant for a minimum period of six months to a maximum period of two years. The Voting Trust terminates with respect to any shares sold pursuant to a registration statement effected by NW, or at the end of six months in the event (1) NW has not been listed for trading on the NASDAQ SmallCap market or the NASDAQ National Market System, or (2) with respect to shares privately sold, if any, if aggregate sales are 25% or less of the total Trust Shares, and terminates at the end of twelve months with respect to shares privately sold, if any, if aggregate sales are 50% or less of the total Trust Shares. The Registrant also received piggyback registration rights and a one time demand registration right effective after August 15, 2000, in regard to the NW shares. The Registrant also purchased 225000 shares of NW stock in private transactions for $4,5000,000 from three affiliates of NW. The disposition was based in part upon the registrant's receipt of a fairness opinion. Prior to this transaction, there were no relationships between the registrant and NW, and none of its directors or officers are affiliates, employees or related to the registrant. The foregoing is a summary of certain of the terms of the transaction and is qualified in its entirety by reference to the agreements filed as exhibits to this Report.

Item 7.   Financial Statement  and Exhibits

a) No financial statements are required to be filed in regard to this transaction.

b)   Pro forma financial information will be filed within sixty days.

c)   Exhibits

     10.1   Exchange  Agreement,   dated  February  10,  2000,  between
            NetWolves Corporation, Computer Concepts Corp. and Computercop Corp.

     10.2   Voting Trust  Agreement  dated  February 10, 2000,  between
            Walter M. Groteke, NetWolves Corporation and Computer Concepts Corp.

     10.3   Registration  Rights  Agreement  between  NetWolves   Corporation
            and Computer Concepts Corp.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Computer Concepts Corp.

                                              /s/ Daniel DelGiorno, Jr.
Date: February 29, 2000                       By: Daniel Del Giorno, Jr.
                                              Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit                                                               Page
Number                                                                Number
-------                                                               -------
10.1    Exchange Agreement, dated February 10, 2000,
        between NetWolves Corporation, Computer Concepts
        Corp. and Computercop Corp.                                     5

10.2    Voting Trust Agreement dated February 10, 2000, between
        Walter M. Groteke, NetWolves Corporation and
        Computer Concepts Corp.                                        30

10.3    Registration Rights Agreement between NetWolves Corporation
        and Computer Concepts Corp.                                    40